Exhibit 10.73

EXTENSION OF MATURITY DATE OF CONVERTIBLE DEBENTURE

This Extension of Maturity Date of Convertible Debenture (“Extension”) is by and between the individual or entity named on an executed counterpart of the signature page hereto (such signatory is referred to as “Holder”) and OmniComm Systems, Inc., a Delaware corporation (“Maker”) and is entered into as of the day the Holder executes a copy of this Extension.

WHEREAS, Maker has delivered to Holder that certain 12% Convertible Debenture Series 08-04 of the Maker (“Convertible Debenture”) dated December 16, 2008 in the aggregate to the Holder in the principal of $160,000.

WHEREAS, the Maturity Date of the Convertible Debentures, as that term is defined in the Convertible Debenture, is December 16, 2013, and all principal due thereunder remains unpaid as of the date hereof.

WHEREAS, the parties have agreed to extend the Maturity Date.

WHEREAS, Holder has all requisite power, authority, and capacity to enter into this Extension and to extend the Maturity Date of the Convertible Debenture.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, Holder and the Maker hereby agree as follows:

1.	Recitals. The foregoing recitals are true and correct.

2.	Extension of Maturity Date. The Maturity Date is hereby extended to January 01, 2016.

3.	No Other Changes. Except as specifically set forth herein, all other terms and conditions of the Convertible Debenture remain in full force and effect.

4.

Warrants Extension. Maker hereby agrees to extend the expiration date on the Warrants issued in connection with the Convertible Debenture on December 16, 2008, which were previously scheduled to expire on December 16, 2013. The new expiration date is January 01, 2016.

IN WITNESS WHEREOF, this Extension of Maturity Date of Convertible Debenture is executed as of the day and date the Holder executes a copy of this Extension.

OmniComm Systems, Inc.

By:	/s/ Thomas E. Vickers
Thomas E. Vickers
Chief Financial Officer

[HOLDERS SIGNATURE PAGE FOLLOWS]

[EXTENSION OF MATURITY DATE OF CONVERTIBLE DEBENTURE SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned represents that it has caused this extension of Maturity Date of Convertible Debenture and Warrants to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date written below.

HOLDER:

Guus van Kesteren
Printed Name of Holder

By:	/s/ Guus van Kesteren
(Signature of Holder or Authorized Person)

Guus van Kesteren
Printed Name and title if Authorized Person

December 5, 2013
Date